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                                                                       Exhibit 5


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[TOUCHSTONE LOGO]                                 FOR ASSISTANCE IN COMPLETING THIS APPLICATION, CALL 1-800-669-2796
TOUCHSTONE ADVISOR VARIABLE ANNUITY               UNDERWRITTEN BY:  WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
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OWNER    o INDIVIDUAL      o CORPORATION    o TRUST
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Trust or Corporation Name                            Phone #

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Address - Street                                     Social Security #
                                                     or T.I.N.
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City               State            Zip              Relationship
                                                     to Annuitant
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o JOINT OWNER     o CONTINGENT OWNER
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Address - Street                                     Social Security #
                                                     or T.I.N.
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City               State            Zip              Relationship
                                                     to Annuitant
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ANNUITANT Complete if different from Owner
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Name - First      Middle   Last                      o Male           Birth Date        -      -
                                                     o Female         (m-d-y)
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Address - Street                                     Social Security #

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City                                                 State                              Zip

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BENEFICIARY Full Name of Beneficiary(ies) and Relationship to Annuitant
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A. Primary Beneficiary(ies):  (Additional Beneficiary form may be required for tax qualified plans.)
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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B. Contingent Beneficiary(ies):  To receive benefits if none of the Primary Beneficiaries survive the Annuitant prior to the
                                 Income Date.
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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Name                       Relationship              Social Security Number             Date of Birth
                                                           -       -                        -    -
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INVESTMENT INFORMATION
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Initial Purchase Payment $ ___________________________ 1035 Exchange?  o No   o Yes (Please submit appropriate exchange forms)
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Will this contract replace any life insurance policy or annuity contract in this or any other company?  o No   o Yes

If yes, please list company name: ________________________________________________ Policy/Contract Number: _________________________
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PLAN TYPE (Check only one):  o Non-Qualified   o 457    o  401(k)  o 403(b)   o Pension/Profit Sharing    o
Other:________________________
                    o Ordinary IRA                o Roth IRA                                  o SEP-IRA or o SIMPLE-IRA
                       o Contribution*                o Contribution*                            o Employer Contribution*
                       o Transfer                     o Transfer from Roth IRA                   o Employee Salary Deferral
Contribution*
                       o Rollover                     o Conversion from Ordinary IRA

 Note: If the plan is being funded by transfer, rollover or conversion in the year, or any year after, the owner attains age 70-1/2, any minimum distribution requirement for the year of funding cannot be placed in this contract.
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                                                      If no date is selected, the Income Date on non-tax qualified plans and the
                                                      IRA tax qualified plan will be the later of the contract anniversary on or following the annuitant's 80th birthday or 10 years after issue. On all other tax-qualified plans with issue ages less than 70, the Income Date will be
Income Date (m-d-y): ___ - ___ - ___                  determined by the plan document.  Choosing an Income Date after age 70-1/2 does not defer required distribution from tax-qualified plans.
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
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INVESTMENT ALLOCATION Must be whole percentage; Minimum of 5%; Must total 100%
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o Allocate my purchase payment(s) among the following investment options (MUST BE COMPLETED):
__________ % Emerging Growth      ___________ % Value Plus      _________ % Balanced           ____________ % Bond
__________ % International Equity ___________ % Growth & Income _________ % Income Opportunity ____________ % Standby Income

o I prefer to use the following Touchstone Asset Allocation model:______________.
                                                                      Model #
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DOLLAR COST AVERAGING $10,000 minimum Contract Value required; Must be whole percentage; Minimum of 5%; Must total 100%
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Please transfer $___________($1,000 minimum) from Standby Income.
Frequency:  o  Monthly  o Quarterly         Transfer period:  o _____________ months/quarters (12-months or 4 quarters minimum)
                                                              o until source fund is depleted

o Dollar cost average among the following investment option(s): (If not completed, Touchstone will use Investment Allocation indicated above.)
__________ % Emerging Growth      ___________ % Value Plus      _________ % Balanced           ____________ % Bond
__________ % International Equity ___________ % Growth & Income _________ % Income Opportunity

o I prefer to use the following Asset Allocation model:_________________________.
                                                                 Model #
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AUTOMATIC REBALANCING
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Do you wish to employ the automatic rebalancing feature?  o  No        o  Yes
Frequency:  o  Quarterly   o  Semi-Annually    o Annually     Note:  If frequency is not selected, quarterly rebalancing will apply.

Model Number: ____________ Note:  Automatic Rebalancing is not available if Dollar Cost Averaging has been selected.
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TELEPHONE ACCESS AUTHORIZATION
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o No o Yes If answered yes, I (We) authorize Western-Southern Life Assurance Company affiliates and the Variable Annuity
Administrator to honor telephone instructions from any person who can furnish proper identification to transfer values among the different investment options. I (We) understand that I am (we are) responsible for losses due to unauthorized or fraudulent telephone instructions to the extent and under the circumstances described in the variable annuity contract Prospectus under the caption "TRANSFERS." I (We) further understand that the telephone privilege may be modified, suspended, or discontinued at any time and without prior notice. THIS WILL NOT APPLY IF NEITHER BOX IS CHECKED.
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SIGNATURES
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The statements and answers in this application are true and complete to the best of my (our) knowledge and belief. Under penalty of perjury, I (we) certify that the social security number(s) and/or tax identification number(s) listed above is (are) correct. Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. I (WE) UNDERSTAND THAT ALL VALUES, WHEN BASED
ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A DOLLAR AMOUNT. I ACKNOWLEDGE RECEIPT
OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

o Please send me a copy of the Statement of Additional Information to the Prospectus.
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Signed At:     City                     State                    Date(m-d-y):   ___ - ___ - ___

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Owner                                   Joint Owner:
X                                       X
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Annuitant (Required only for tax qualified & 457 plans)
X
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REGISTERED REP/AGENT INFORMATION
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By signing below, the Registered Rep/Agent certifies that:
a) The questions contained in this application were asked of the Owner and the answers duly recorded; that this application is complete and true to the best of my knowledge and belief; and
b) I am NASD registered and state licensed for variable annuity contracts where this application is written; and
c) To the best of my knowledge and belief, this application o does o does not involve replacement of existing life insurance or annuities.
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Registered Rep/Agent                                             Registered Rep/Agent # __ __ __ __ __ __
X
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Print name of Registered Rep/Agent                     Dealer/General Agent

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Branch Office Street Address                                     Business Phone

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City                                                             State                 Zip Code

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                          PLEASE MAKE CHECK PAYABLE TO WESTERN-SOUTHERN LIFE ASSURANCE COMPANY

     Please Mail To:                                             For Overnight Deliveries, Please Mail To:
     TOUCHSTONE VARIABLE ANNUITY SERVICE CENTER                  TOUCHSTONE VARIABLE ANNUITY SERVICE CENTER
     P.O. Box 2850                                               400 Broadway, Mail Station 74
     Cincinnati, OH 45201-2850                                   Cincinnati, OH 45202
                                                                 Phone # 1-800-669-2796
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